Exhibit 10.1

                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       MAXUS OPERATING LIMITED PARTNERSHIP

     THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") has been executed and delivered as of the 15th day of October 2003, by Maxus Realty GP, Inc., a Delaware corporation (the "General Partner"), Maxus Realty Trust, Inc., a Missouri corporation (the "Original Limited Partner", the "Company" or "Maxus") and those persons and entities identified as limited partners in Schedule A (collectively, with the Original Limited Partner, the "Limited Partners"), (the General Partner and each Limited Partner being a "Partner" and collectively, the "Partners").

                                    RECITALS

     A. The General Partner and the Original Limited Partner are parties to that certain Agreement of Limited Partnership of Maxus Operating Limited Partnership dated as of August 31, 2001 (the "Prior Partnership Agreement") and, in accordance therewith, have been doing business as a Delaware limited partnership (the "Partnership") under the name "Maxus Operating Limited Partnership."

     B. The Partners deem it to be in the best interest of the Partnership to amend and restate the Prior Partnership Agreement and are desirous of continuing the Partnership in accordance with the Delaware Revised Uniform Limited Partnership Act as amended (the "Act") and this Agreement.

THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners agree as follows:

                                   ARTICLE I
                             ORGANIZATIONAL MATTERS

     1.1 Continuation of Partnership: Partnership Interests. The General Partner and the Limited Partners hereby continue the Partnership as a Delaware limited partnership according to all of the terms and provisions of this Agreement and otherwise in accordance with the Act. The General Partner is the sole general partner and the Limited Partners are the sole limited partners of the Partnership. All Partnership profits, losses, and distributive shares of tax items accruing prior to the date of this Agreement shall be allocated in accordance with, and the respective rights and obligations of the Partners with respect to the period prior to the date of this Agreement shall be governed by, the Prior Partnership Agreement. No Partner has any interest in any Partnership property and the interest of all Partners in the Partnership are, for all purposes, personal property. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act.


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     1.2  Name.  The  Partnership  name  shall  be  "Maxus   Operating   Limited
Partnership," but the General Partner, in its sole and absolute discretion, may from time to time change the name of the Partnership or may adopt such trade or fictitious names as it may determine.

     1.3 Number of Partners. Unless the General Partner determines in good faith that the Partnership will not be classified as a publicly traded partnership for federal income tax purposes, the Partnership shall not at any time have more than 100 partners (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, corporation or grantor trust (such entity, a "flow through entity"), but only if substantially all of the value of such person's interest in the flow through entity is attributable to the flow through entity's interest (direct or indirect) in the Partnership).

                                   ARTICLE II
                                   DEFINITIONS

     2.1 As used in this Agreement, the following terms shall have the meanings set forth respectively after each term:

     "Act" shall mean the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, and any successor statute.

     "Additional Funds" shall have the meaning set forth in Section 3.2.A hereof.

     "Additional  Limited  Partner"  shall have the meaning set forth in Section
3.3 hereof.

     "Adjusted Capital Account" shall mean, at any time, the then balance in the Capital Account of a Partner, after giving effect to the following adjustments:

          (i) add to such Capital Account any amounts that such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed obligated to restore pursuant to Regulations Section 1.704-1
     (b)(2)(ii)(c)  or as described in the penultimate  sentences of Regulations
     Section 1.704-2(g)(1) and Regulations Section 1 .704-2(i)(5), or any successor provisions; and

          (ii) subtract from such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

     The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1 (b)(2)(ii)(d) and shall be interpreted accordingly.

     "Adjusted Capital Account Deficit" shall mean, with respect to any Partner, at any time, the deficit balance, if any, in the Adjusted Capital Account of such Partner.

     "Adjustment Date" shall have the meaning set forth in Section 3 .2.A hereof.

     "Affiliate" shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

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     "Agreement" shall mean this First Amended and Restated Agreement of Limited
Partnership, as it may be amended from time to time.

     "Articles of Incorporation" shall mean the Articles of Incorporation and the Bylaws of the Company, as amended from time to time.

     "Assignee" shall mean a Person to whom a Limited Partnership Interest has been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner.

     "Available Cash" shall mean all cash receipts of the Partnership from whatever source during the period in question in excess of all items for such period of Partnership expense and other cash needs of the Partnership (including, without limitation, amounts paid or to be paid by the Partnership as principal on debts or advances, as capital expenditures and any reserves), as such amount is calculated in the sole and absolute discretion of the General Partner.

     "Bankruptcy" of a Partner shall mean (a) the filing by a Partner of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other federal or state insolvency law, or a Partner's filing an answer consenting to or acquiescing in any such petition, (b) the making by a Partner of any assignment for the benefit of its creditors or the admission by a Partner in writing of its inability to pay its debts as they mature, or (c) the expiration of sixty (60) days after the filing of any involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), seeking liquidation, reorganization, arrangement or readjustment of its debts under any other Federal or state insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period.

     "Business Day" shall mean any day other than Saturday or Sunday during which national banks located in the State of New York are customarily open for business.

     "Capital Account" shall mean the capital account maintained by the Partnership for each Partner as described in Section 3.8 below.

     "Capital Contribution" shall mean, when used in respect of a Partner, if applicable, the initial capital contribution of such Partner as set forth in
Section 3.1 below, and any other amounts of money or the Contribution Value of other property contributed by such Partner to the capital of the Partnership with respect to the Partner's interest in the Partnership, including the Capital Contribution made by any predecessor holder of the Partnership Interest of such Partner.

     "Cash Amount" shall mean an amount of cash equal to the Value, as of the date of receipt by Maxus of a Notice of Redemption, of the REIT Shares Amount. Notwithstanding the foregoing, if the Maxus Group raises the Cash Amount through an offering of securities, borrowings or otherwise, the Cash Amount shall be reduced by an amount equal to the expenses incurred by the Maxus Group in connection with raising such funds (to the extent that such expenses are allocable to funds used to pay the Cash Amount); provided, however, that the total



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reduction  of the Cash Amount for such  expenses  shall not exceed five  percent
(5%) of the total Cash Amount as determined prior to reduction for such expenses.

     "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time, and any successor statute.

     "Company"   shall  mean  Maxus,   the  Original   Limited  Partner  of  the
Partnership.

     "Contributed Funds" shall have the meaning set forth in Section 3.2.A hereof.

     "Contribution Date" shall have the meaning set forth in Section 3.3 hereof.

     "Contribution Value" shall mean the gross fair market value of property (other than cash) contributed by a Partner to the Partnership (net of liabilities secured by such contributed property that the Partnership is treated as assuming or taking subject to pursuant to the provisions of Section 752 of the Code.)

     "Deemed Partnership Interest Value" as of any date shall mean, with respect to a Partner, the product of (1) the Deemed Value of the Partnership as of such date, multiplied by (ii) such Partner's Partnership Interest as of such date.

     "Deemed Value of the Partnership" as of any date shall mean the quotient of the following amounts:

          (i) the product of (a) the Value of a REIT Share as of such date, multiplied by (b) the total number of REIT Shares issued and outstanding as of the close of business on such date (excluding treasury shares and, for purposes of Section 3.2 hereof, excluding any REIT Shares issued in exchange for Contributed Funds to be contributed to the Partnership by Maxus on the Adjustment Date for which the calculation is being made), divided by

          (ii) the aggregate Partnership Interest of Maxus and the General Partner as of such date.

     "Depreciation" shall mean for any fiscal year or portion thereof, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such period for Federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such period, Depreciation shall be an amount that bears the same relationship to such beginning Gross Asset Value as the depreciation, amortization or cost recovery deduction in such period for Federal income tax purposes bears to the beginning adjusted tax basis; provided, however, that if the adjusted basis for Federal income tax purposes of an asset at the beginning of such period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     "Distribution   Value"  shall  mean  the  gross  fair  market  value  of  a
Partnership asset distributed to a Partner by the Partnership (net liabilities secured by such distributed asset that


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

such Partner is treated as assuming or taking subject to pursuant to the provisions of Section 752 of the Code.)

     "Employee Limited Partner" shall have the meaning set forth in Section 3.7.C hereof.

     "Exchange Act" shall means the Securities Exchange Act of 1934, as amended, or any successor statute.

     "Exchange Factor" means 1.0, provided that in the event that Maxus (i) pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares pursuant to a stock split, recapitalization or otherwise, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of REIT Shares that would be issued and outstanding on the record date for such event if such dividend, distribution, subdivision or combination had occurred as of such date, and the denominator of which shall be the actual number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment of the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date for such event; provided, however, that if Maxus receives a Notice of Redemption after the record date, but prior to the effective date, and such redemption shall occur prior to the effective date, of any such event, the Exchange Factor shall be determined as if Maxus had received the Notice of Redemption immediately prior to the record date for such event.

     "FPAA" shall have the meaning provided in Section 11.6.

     "Funding Date" shall have the meaning provided in Section 3.2.A.

     "Funding Loan Proceeds" shall mean the net cash proceeds received by the Maxus Group in connection with any Funding Loan, after deduction of all costs and expenses incurred by the Maxus Group in connection with such Funding Loan.

     "Funding Loan(s)" shall mean any borrowing or refinancing of borrowings by or on behalf of the Maxus Group from any lender for the purpose of causing Maxus to advance the proceeds thereof to the Partnership as a loan pursuant to Section 3.2.A hereof.

     "General Partner" shall mean Maxus Realty GP, Inc., a Delaware corporation, its duly admitted successors and assigns and any other Person who is a General Partner at the time of reference thereto.

     "General Partnership Interest" shall mean the Partnership Interest held by the General Partner.

    "Gross Asset Value" shall mean, with respect to any Partnership asset, the asset's adjusted basis for Federal income tax purposes, except as follows:

          (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the


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     General Partner (subject to the applicable terms of any agreements  between the contributing Partner, the Partnership and/or the General Partner);

          (ii) The Gross Asset Value of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner, as of the following times, each of which is referred to as a "Revaluation Event": (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1
     (b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; and

          (iii) The Gross Asset Value of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and paragraph (vi) of the definition of Profits and Losses and Section 7.3(G) below; provided, however, that Gross Asset Value shall not be adjusted pursuant to this paragraph (iii) to the extent the General Partner determines that an adjustment pursuant to paragraph (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (iii).

     If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraphs (i), (ii) or (iii) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

     "Incapacity" or "Incapacitated" shall mean, (i) as to any individual Partner, death, total physical disability or entry of an order by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the Bankruptcy of such Partner.

     "IRS" shall have the meaning set forth in Section 11.6.

     "Issuance Date" shall mean with respect to Partnership Units owned by a Partner, the date upon which such Partnership Units are issued to such Partner.

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     "Lien" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

     "Limited Partner" shall mean any Person (i) whose name is set forth as a Limited Partner on Schedule A attached hereto, as such Exhibit may be amended from time to time, or who has become a Limited Partner pursuant to the terms and conditions of this Agreement, or any Substituted Limited Partner, Additional Limited Partner or Employee Limited Partner and (ii) who holds a Partnership Interest. "Limited Partners" means all such persons.

     "Limited Partnership Interest" shall mean a Partnership Interest of a Limited Partner in the Partnership and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

     "Liquidator" shall have the meaning set forth in Section 14.2.

     "Majority-in-Interest of the Limited Partners" shall mean, as of any given time, Limited Partners who own more than fifty percent (50%) of the Partnership Interests in the Partnership held by Limited Partners.

     "Maxus" shall mean Maxus Realty Trust, Inc., a Missouri corporation.

     "Maxus Loan" shall have the meaning set forth in Section 3.2.A.

     "Maxus Group" shall mean Maxus, the General Partner and any wholly owned subsidiary of Maxus or the General Partner.

     "New Interests" shall have the meaning set forth in Section 12.3.C hereof.

     "New Securities" shall have the meaning set forth in Section 12.3.C hereof

     "Nonrecourse  Deductions"  shall have the meaning set forth in  Regulations
Section 1.704-2(c).

     "Nonrecourse  Liability"  shall have the meaning  set forth in  Regulations
Section 1.752-1(a)(2).

     "Non-Unitholder Partnership Interest" shall mean a Limited Partnership Interest that does not have Partnership Units associated therewith.

     "Notice of Redemption" shall mean a written notice delivered by a Redeeming Partner to the Partnership (with a copy to the General Partner) under Section 12.2, pursuant to which the Redeeming Partner exercises the Redemption Right with respect to all or a portion of its Partnership Units in accordance with the provisions of Section 12.2.

     "Original Limited Partner" shall mean Maxus.

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     "Partner  Nonrecourse Debt" shall have the meaning set forth in Regulations
Section 1.704-2(b)(4).

     "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Regulations Section 1.704-2(i).

     "Partner Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(i).

     "Partners" shall mean, collectively, the General Partner and the Limited Partners, or any additional or successor partners of the Partnership admitted to the Partnership in accordance with the terms of this Agreement. References to a Partner shall be to any one of the Partners.

     "Partnership" shall mean the limited partnership formed under the Act and pursuant to this Agreement.

     "Partnership Interest" shall mean an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. The Partnership Interest of each Partner shall be expressed as a percentage of the total Partnership Interests owned by all of the Partners, as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

     "Partnership Minimum Gain" shall have the meaning set forth in Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

     "Partnership Record Date" shall mean the record date established by the General Partner for the distribution of Available Cash pursuant to Section 8.1 hereof, which record date shall be the same as the record date established by Maxus for a distribution to its shareholders of some or all of its portion of such distribution.

     "Partnership Unit" shall mean a unit representing the Redemption Rights associated with the Partnership Interests issued to certain of the Limited Partners pursuant to the terms of this Agreement, which unit may be redeemed for cash or exchanged for REIT Shares or cash through the exercise of the Redemption Rights set forth in Sections 12.2 through 12.4. The number of Partnership Units of each Limited Partner shall be as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The Partnership Units may be evidenced by certificates.

     "Person" shall mean any individual, partnership, corporation, trust, limited liability company or other entity.

     "Prior Partnership Agreement" has the meaning set forth in Recital A.

     "Profits" and "Losses" shall mean for each fiscal year or portion thereof, an amount equal to the Partnership's items of taxable income or loss for such year or period, determined in accordance with Section 703(a) of the Code with the following adjustments:

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          (i) any  income  which  is  exempt  from  Federal  income  tax and not otherwise taken into account in computing Profits or Losses shall be added to taxable income or loss;

          (ii) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Section 705(a)(2)(B) expenditures under Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits or Losses, will be subtracted from taxable income or loss;

          (iii) in the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of Gross Asset Value contained in this Article 2 as a result of a Revaluation Event, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses;

          (iv) gain or loss resulting from any taxable disposition of Partnership assets with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

          (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period;

          (vi) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1 (b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in complete liquidation of a Partner's Partnership Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses;

          (vii) in the event of a distribution of any Partnership asset, whether or not in connection with a liquidation of the Partnership, such event shall for Capital Account purposes be a deemed taxable disposition of such Partnership asset immediately prior to such distribution and gain or loss shall be computed and treated as an item of gain or loss and allocated among the Partners as if such property was actually disposed of for an amount realized equal to the gross fair market value of such asset and as if the adjusted basis of the asset was equal to its Gross Asset Value at such time; and

          (viii)  any items  specially  allocated  pursuant  to  Section  7.3 or
     Section 7.4 or Section 14.2.C shall not be considered in determining Profits or Losses.

     "Redeeming Partner" shall have the meaning provided in Section 12.2.A.

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     "Redemption Right" shall have the meaning set forth in Section 12.2.A.

     "Regulations" shall mean the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "REIT" shall mean the Company, a real estate investment trust under Sections 856 through 860 of the Code.

     "REIT Requirements" shall have the meaning provided in Section 5.l.C.

     "REIT Share" shall mean a share of common stock in the Company.

     "REIT Shares Amount" shall mean a number of REIT Shares equal to the product of (i) the number of Partnership Units to be exchanged by a Redeeming Partner pursuant to Section 12.2, multiplied by (ii) the Exchange Factor; provided that in the event Maxus issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

     "Revaluation Event" shall have the meaning provided in the definition of Gross Asset Value.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute.

     "Specified Redemption Date" shall mean the tenth Business Day after receipt by Maxus of a Notice of Redemption, unless applicable law requires a later date. Notwithstanding the foregoing, if Maxus elects to pay all or any portion of the consideration to a Redeeming Partner in cash, the Specified Redemption Date may be extended for an additional period to the extent required for the Maxus Group to raise the funds required to pay the cash consideration to the Redeeming Partner.

     "Stock Incentive Plan" shall mean any stock incentive plan adopted by Maxus.

     "Substituted Limited Partner" shall mean a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 12.5.

     "TMP" shall have the meaning provided in Section 11.5.

     "Trading Day" shall mean a day on which the principal national securities exchange on which the REIT Shares are listed or admitted to trading is open for the transaction of business or, if the REIT Shares are not listed or admitted to trading, means a Business Day.

     "Transfer" shall have the meaning provided in Section 12.1 .B.

     "Transferee" shall have the meaning provided in Section 12.1 .B.

     "TRS" shall mean a taxable REIT subsidiary of the Company as such term is defined in Section 856(1) of the Code.

     "Value" shall mean, with respect to a REIT Share as of any date, the average of the "closing price" for the ten (10) consecutive Trading Days immediately preceding such date (except as provided to the contrary in Sections 3.2, 3.3 and 3.6 hereof). The "closing price" for each such Trading Day means the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices on that day, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the REIT Shares are listed or admitted to trading or, if the REIT Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use or, if the REIT Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the board of directors of the General Partner making a market in the REIT Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the REIT Shares as of such day, as determined by the board of directors of the General Partner in its sole discretion. In the event Maxus issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares or any other property, then the Value of a REIT Share shall include the value of such rights, as determined by the board of directors of the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                  ARTICLE III
                              CAPITAL CONTRIBUTIONS

     3.1 Capital Contributions of the Partners.

     A. Each Partner listed in Exhibit A is concurrently making or has previously made a Capital Contribution to the Partnership in exchange for its Partnership Units and Partnership Interest set forth in Exhibit A.

     B. The Partners shall own Partnership Units in the amounts set forth in Exhibit A and shall have Partnership Interests in the Partnership as set forth in Exhibit A, which Partnership Units and Partnership Interests shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately the exercise of Redemption Rights, Capital Contributions, transfers of Partnership Interests, admissions of Additional Limited Partners or Employee Limited Partners, or similar events. Except as provided in Section 11.8, or as a result of directly paying any Partnership debt, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

     C. The interest of each Limited Partner in Partnership Units may be evidenced by one or more certificates in such form as the General Partner may from time to time prescribe. Upon surrender to the General Partner of a certificate evidencing the ownership of Partnership Units accompanied by proper evidence of authority to transfer, the General Partner shall cancel the old certificate, issue a new certificate to the Person entitled thereto and record the transaction upon its books. The transfer of Partnership Units may be effectuated only in connection with a transfer of a Partnership Interest pursuant to the terms of Article 12 hereof. The General Partner may issue a new certificate or certificates in place of any certificate or certificates previously issued, which previously-issued certificate or certificates are alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner claiming the certificate or certificates to be lost, stolen or destroyed. When issuing such new certificate or certificates, the General Partner may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed
certificate  or  certificates,   or  its  legal  representative,   to  give  the
Partnership a bond in such sum as the General Partner may direct as indemnity against any claim that may be made against the Partnership with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

     3.2 Additional Funding.

     A. Upon the issuance by Maxus of additional REIT Shares for cash or other property, Maxus shall contribute the net amount of any such cash and the other property to the Partnership as a Capital Contribution. In addition, if the General Partner determines that the Partnership needs additional Partnership funds for any Partnership purpose in excess of any other funds determined by the General Partner to be available to the Partnership (such funds and the fund referred to in the first sentence of this Section 3 .2.A referred to as "Additional Funds"), the General Partner (i) may cause the Partnership to obtain such funds from outside borrowings, (ii) may cause the Partnership to obtain such funds by the admission of Additional Limited Partners pursuant to Section
3.3 hereof, or (iii) may elect to have Maxus provide such Additional Funds to the Partnership. On any date that Maxus provides Additional Funds to the Partnership (the "Funding Date"):

          (i) to the extent the General Partner elects to borrow all or any portion of the Additional Funds through a Funding Loan, the General Partner shall cause Maxus to lend (the "Maxus Loan") to the Partnership the Funding Loan Proceeds on comparable terms and conditions, including interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with the Funding Loan; or

          (ii) to the extent the General Partner does not elect to borrow all or any portion of the Additional Funds by entering into a Funding Loan, the General Partner shall cause Maxus to contribute to the Partnership as an additional Capital Contribution the amount of the Additional Funds not loaned to the Partnership as a Maxus Loan (the "Contributed Funds") (hereinafter, each Funding Date on which Maxus so contributes Contributed Funds pursuant to this subparagraph (ii) is referred to as an "Adjustment Date"). The Maxus Group may raise such Contributed Funds through a private placement or public offering of REIT Shares or otherwise. The Partnership shall assume or pay the expenses, including any applicable underwriting discounts incurred by the Maxus Group in connection with raising such Contributed Funds through a private placement or public offering of its securities or otherwise (i.e., Maxus shall be treated as contributing to the Partnership as Contributed Funds the gross amount of funds raised, and the Partnership shall be charged with the cost of raising such funds, with such cost allocated to all of the Partners in accordance with Article VII of the Agreement).

     B. Effective on each Adjustment Date, Maxus shall receive an additional Partnership Interest (and the Partnership Interest of each Limited Partner other than Maxus shall be reduced) such that:

          (i) the Partnership Interest of each Limited Partner not owning Partnership Units (other than Maxus) shall be equal to a fraction, the numerator of which is equal to the Deemed Partnership Interest Value of such Limited Partner (computed as of the Business Day immediately preceding the Adjustment Date) and the denominator of which is equal to the sum of
     (a) the Deemed  Value of the  Partnership  (computed as of the Business Day immediately preceding the Adjustment Date) and (b) the amount of Contributed Funds contributed by Maxus on such Adjustment Date;

          (ii) the combined Partnership Interest of Maxus and the General Partner shall be equal to a fraction, the numerator of which is equal to the sum of (a) the combined Deemed Partnership Interest Value of Maxus and the General Partner (computed as of the Business Day immediately preceding the Adjustment Date) and (b) the amount of the Contributed Funds contributed by Maxus on such Adjustment Date and the denominator of which is equal to the sum of (x) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Adjustment Date) and (y) the amount of the Contributed Funds contributed by Maxus on such Adjustment Date. The Partnership Interest of the General Partner shall remain 0.001%, and the Partnership Interest of Maxus shall be equal to the combined Partnership Interest determined in the preceding sentence of this clause
     (2), reduced by 0.001%; and

          (iii) the Partnership Interest of each Limited Partner owning Partnership Units shall be equal to the product of the following: (a) the difference obtained from subtracting (x) the sum of the combined Partnership Interest of Maxus and the General Partner as calculated in
     Section 3 .2.B(ii) hereof, plus the aggregate Non-Unitholder Partnership Interests as calculated in Section 3 .2.B(i) hereof, from (y) one hundred percent (100%), and (b) a fraction, the numerator of which is equal to the number of Partnership Units held by such Limited Partner on such Adjustment Date, and the denominator of which is equal to the total number of Partnership Units held by all Limited Partners on such Adjustment Date.

     The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the increase in the Partnership Interest of Maxus and the corresponding reduction of the Partnership Interests of the other Limited Partners in accordance with the provisions of this Section 3.2. The number of Partnership Units owned by the Limited Partners and Assignees shall not be decreased in connection with any additional contribution of funds to the Partnership by Maxus pursuant to this Section 3.2. Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under this Section 3 .2.B with respect to cash amounts raised by Maxus in a private placement or public offering of REIT Shares and contributed to the Partnership as Contributed Funds, the "Value" of a REIT Share shall be the gross offering price (prior to deduction of any expenses, including without limitation selling commissions or underwriting discounts) per REIT Share sold in the private placement or public offering.

     C. The Partners hereby acknowledge and agree that any Additional Funds provided by the Maxus Group (through Maxus) to the Partnership pursuant to this
Section 3.2 may be in the form of real property or an interest therein rather than cash. In the event that real property or an interest therein is contributed by Maxus to the Partnership pursuant to this Section 3.2:

          (i) to the extent that the consideration given in exchange for such real property or interest therein is in the form of indebtedness, Maxus be deemed to have made a Maxus Loan to the Partnership pursuant to Section 3.2.A(i) hereof in an amount equal to the amount of such indebtedness; and

          (ii) to the extent that the consideration given in exchange for such real property or interest therein is in the form of cash or REIT Shares,
     (i) Maxus shall be deemed to have contributed Contributed Funds to the Partnership pursuant to Section 3.2.A(ii) hereof in an amount equal to the amount of cash or the Value (computed as of the Business Day immediately preceding the date on which such real property or interest therein is contributed to the Partnership) of the REIT Shares given as consideration, and (ii) the Partnership Interests of the Limited Partners shall be adjusted as set forth in Section 3.2.B hereof.

     To the extent that the consideration given for such real property or interest therein is New Securities, the provisions of Section 12.3.C hereof shall apply to the contribution of the real property or interest therein by Maxus to the Partnership.

     3.3 Issuance of Additional Partnership Interests.

     At any time after the date hereof, without the consent of any Partner, the General Partner may, upon its determination that the issuance of additional Partnership Interests is in the best interests of the Partnership, cause the Partnership to issue Partnership Interests to and admit as a limited partner in the Partnership, any Person (the "Additional Limited Partner") in exchange for the contribution by such Person of cash and/or property in such amounts as is determined appropriate by the General Partner to further the purposes of the Partnership. In the event that an Additional Limited Partner is admitted to the Partnership pursuant to this Section 3.3:

          (i) if the Additional Limited Partner does not receive any Partnership Units in connection with the receipt of his or its Partnership Interest, the Partnership Interest of such Additional Limited Partner shall be equal to a fraction, the numerator of which is equal to the total dollar amount of the cash contributed and/or the Contribution Value of the property contributed by the Additional Limited Partner as of the date of contribution to the Partnership (the "Contribution Date") and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business

     Day immediately preceding the Contribution Date) and (ii) the total dollar amount of the cash contributed and/or the Contribution Value of the property contributed by the Additional Partner as of the Contribution Date;

          (ii) the Partnership Interest of Maxus shall be reduced, as of the contribution Date, such that the combined Partnership Interest of Maxus and the General Partner shall be equal to a fraction, the numerator of which is equal to the combined Deemed Partnership Interest Value of Maxus and the General Partner (computed as of the Business Day immediately preceding the Contribution Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Contribution Date) and (ii) the total dollar amount of the cash contributed and/or the Contribution Value of the property contributed by the Additional Limited Partner as of the Contribution Date (with the Partnership Interest of the General Partner remaining at 0.001%, and the Partnership Interest of Maxus equal to the combined Partnership Interest determined in this Section 3.3(ii), reduced by 0.001%);

          (iii) the Partnership Interest of each existing Limited Partner not owning Partnership Units (other than Maxus) shall be reduced, as of the Contribution Date, such that the Partnership Interest of each such Limited Partner shall be equal to a fraction, the numerator of which is equal to the Deemed Partnership Interest Value of such Limited Partner (computed as of the Business Day immediately preceding the Contribution Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Contribution Date) and (ii) the total dollar amount of the cash contributed and/or the Contribution Value of the property contributed by the Additional Limited Partner as of the Contribution Date; and

          (iv) The Partnership Interest of each existing Limited Partner owning Partnership Units and of the Additional Limited Partner, if such Additional Limited Partner receives Partnership Units in connection with the receipt of his or its Partnership Interest, shall be equal to the product of the following: (i) the difference obtained from subtracting (x) the sum of the combined Partnership Interest of Maxus and the General Partner as calculated in Section 3.3(ii) hereof, plus the aggregate Non-Unitholder Partnership Interests as calculated in Sections 3.3(i) and (iii) hereof, from (y) one hundred percent (100%), and (ii) a fraction, the numerator of which is equal to the number of Partnership Units held by such Limited Partner on such Contribution Date, and the denominator of which is equal to the total number of Partnership Units held by all Limited Partners (including the Additional Limited Partner) on such Contribution Date.

     The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the admission of any Additional Limited Partner and any reduction of the Partnership Interests of the other Limited Partners in accordance with the provisions of this Section 3.3.

     The number of Partnership Units owned by the Limited Partners and Assignees shall not be decreased in connection with any admission of an Additional Limited Partner pursuant to this

Section 3.3. The General Partner may (but is not required to) grant to an Additional Limited Partner Partnership Units, which Partnership Units shall enable the Additional Limited Partner to participate in the Redemption Rights, upon such terms and conditions as are deemed appropriate by the General Partner. Notwithstanding anything to the contrary contained in this Agreement, if the value of the Partnership Units granted to an Additional Limited Partner is determined based on the average of the "closing price" of a REIT Share for a period of time other than the ten (10)-day period specified in the Article I definition of "Value" (including, without limitation, a determination based on the "closing price" of a REIT Share for the Trading Day immediately preceding the admission of such Additional Limited Partner), then such other time period shall be used in calculating the "Value" of a REIT Share for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under this Section 3.3 with respect to the admission of such Additional Limited Partner.

     3.4 No Preemptive Rights. Except as otherwise set forth in Section 3.2.A, no Person shall have any preemptive, preferential or other similar right with respect to the making of additional Capital Contributions or loans to the Partnership.

     3.5 No Interest on Capital. No Partner shall be entitled to interest on its Capital Contribution or its Capital Account.

     3.6 Stock Incentive Plans.

     A. Grants of REIT Shares. If grants of REIT Shares are made in connection with a Stock Incentive Plan,

          (i) Maxus shall, as soon as practicable after such grant, contribute to the capital of the Partnership an amount equal to the price (if any) paid to Maxus by the party receiving the grant of REIT Shares;

          (ii) Maxus shall, as of the date on which the grant of REIT Shares is made, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 3.2.A(ii) hereof an amount equal to the fair market value (computed using the "closing price" (as such term is defined in the definition of the term "Value") as of the date on which the grant of REIT Shares is made) of the REIT Shares delivered by Maxus to such party; and

          (iii) the General Partner's Partnership Interest shall remain unchanged, and the Partnership Interests of Maxus and the other Limited Partners shall be adjusted as set forth in Section 3.2, based on the amount deemed to be contributed, determined pursuant to Section 3.6.A(ii); provided that, for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under Section 3.2, the "Value" of a REIT Share shall be the "closing price" (as such term is defined in the definition of the term "Value") of a REIT Share as of the date on which the grant of REIT Shares is made.

     B. Exercise of Stock Options. If stock options granted in connection with a Stock Incentive Plan are exercised:

          (i)  Maxus  shall,  as  soon  as  practicable   after  such  exercise,
     contribute to the capital of the Partnership an amount equal to the exercise price paid to Maxus by the exercising party;

          (ii) Maxus shall, as of the date on which the purchase of the REIT Shares is consummated by such exercising party, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 3.2.A(ii) hereof an amount equal to the fair market value (computed using the "closing price" (as such term is defined in the definition of "Value") as of the date on which such purchase of REIT Shares is consummated by such exercising party) of the REIT Shares delivered by Maxus to such exercising party; and

          (iii) the General Partner's Partnership Interest shall remain unchanged, and the Partnership Interests of Maxus and the other Limited Partners shall be adjusted as set forth in Section 3.2, based on the amount deemed to be contributed, determined pursuant to Section 3.6.B(ii); provided that, for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under Section 3.2, the "Value" of a REIT Share shall be the "closing price" (as such term is defined in the definition of the term "Value") of a REIT Share as of the date on which the purchase of REIT Shares is consummated by the exercising party.

     3.7 Other Equity Compensation Plans.

     A. The Partnership may adopt a compensation plan for its employees, agents or consultants pursuant to which the Partnership may grant Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Redemption Rights), or options to acquire Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Redemption Rights), to one or more of its employees, agents or consultants upon such terms and conditions as may be deemed necessary or appropriate by the General Partner.

     B. A TRS may adopt a compensation plan for its employees, agents or consultants pursuant to which the TRS may grant Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Redemption Rights), or options to acquire Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Redemption Rights), to one or more of its employees, agents or consultants. The Partnership may sell Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Redemption Rights) to a TRS for delivery to its employees, agents or consultants. The price at which the Partnership shall sell such Partnership Interests to a TRS shall be the fair-market value of such Partnership Interests, as determined by the General Partner in its reasonable discretion.

     C. Upon any admission of an employee, agent or consultant of the Partnership or a TRS as an additional Limited Partner (an "Employee Limited Partner") pursuant to Section 3.7.A or 3.7.B above, the Partnership Interests of the other Partners shall be diluted, on a pro rata basis, in proportion to their respective Partnership Interests, to reflect the admission of the Employee Limited Partner. Notwithstanding the foregoing, the Partnership Interest of the General Partner shall not be diluted upon the admission of the Employee Limited Partner; any dilution that would otherwise occur with respect to the Partnership Interest of the General Partner in accordance with the terms of the preceding sentence shall be allocated instead to Maxus. The number of Partnership Units owned by the Limited Partners and Assignees shall not be decreased in connection with any admission of an Employee Limited Partner.

     D. In addition to the compensation plans described in Sections 3.6, 3.7.A and 3 .7.B hereof, the General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans or other incentive compensation plans (including, without limitation, plans granting REIT Shares or options to purchase REIT Shares, plans granting Partnership Interests (including Partnership Units) or options to purchase Partnership Interests (including Partnership Units), "phantom" equity plans or other plans in which compensation is tied to revenue or income amounts, or based on increases in the market value of equity ownership interests) for the benefit of employees, agents or consultants of any member of the Maxus Group, the Partnership, a TRS or any Affiliate of the foregoing in respect of services performed, directly or indirectly, for the benefit of the Maxus Group, the Partnership or a TRS.

     3.8 Capital Accounts. A separate capital account ("Capital Account") shall be maintained for each Partner in accordance with the rules of Regulations
Section 1.704-1(b)(2)(iv).

     A. To each Partner's Capital Account there shall be added such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to
Section 7.3 or Section 7.4.

     B. From each Partner's Capital Account there shall be subtracted the amount of cash and the Distribution Value of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 7.3 or Section 7.4.

     C. In the event all or a portion of a Partnership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

     D. This Section 3.8 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations
Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, or the Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Partner pursuant to Section 14.2 upon the liquidation of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

     3.9 Return of Capital. Except as expressly provided for in this Agreement, no Partner shall have the right to demand or to receive the return of all or any part of his Capital Contributions to the Partnership and there shall be no priority of one Partner over the other as to the return of capital contributions or withdrawals or distributions of profits and losses. No Partner shall have the right to demand or receive property other than cash in return for the contributions of such Partner to the Partnership.

     3.10 Negative Capital Accounts. Subject to the provisions of any guarantee or other written agreement between a Partner and the Partnership, no Partner shall be required to pay to the Partnership any deficit or negative balance which may exist in its Capital Account.

     3.11 Limit on Contributions and Obligations of Partners. Except as provided in Sections 3.1, 3.2 and 3.3 (or the provisions of any guarantee or other written agreement between a Partner and the Partnership) no Partner shall be required to make any additional advances or contributions to or on behalf of the Partnership or to endorse any obligations of the Partnership.

                                   ARTICLE IV
                                PRINCIPAL OFFICE

     4.1 The principal office of the Partnership shall be located at 104 Armour Road, North Kansas City, Missouri 64116, or at such other place as the General Partner may designate after giving written notice of such designation to the other Partners. The registered agent of the Partnership in Delaware is The Corporation Trust Company, or such other person as the General Partner may from time to time designate. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

                                   ARTICLE V
                                     PURPOSE

     5.1 Purpose and Powers of Partnership.

     A. The purposes of the Partnership shall be to acquire, purchase, own, hold for investment, operate, manage, develop, redevelop, invest in, finance, refinance, sell, lease and otherwise deal with commercial real properties (including multifamily residential real properties) and personal property and assets related thereto, and interests therein, whether directly or indirectly, alone or in association with others. The purposes of the Partnership include, but are not limited to:

          (i) acquiring, developing,  operating, leasing and managing commercial
     properties,   including   multifamily   residential   real  properties  and
     conducting any other lawful business relating thereto;

          (ii)  financing,  mortgaging,   exchanging,  selling,  encumbering  or
     otherwise disposing of all or any part of a commercial property or any interest therein;

          (iii)   constructing,    reconstructing,   altering,   modifying   and
     subtracting from or adding to a commercial property or any part thereof;

          (iv) organizing and holding interests in corporations, partnerships, limited liability companies and other entities owning or otherwise having an interest in, whether directly or indirectly, one or more commercial properties;

          (v) to acquire stock ownership interests in and to exercise all of the powers of a stockholder;

          (vi) in general, the making of any investments or expenditures, the borrowing and lending of money and the taking of any and all actions which are incidental or related to any of the purposes recited above; and

          (vii)  to  do  anything  necessary,  appropriate,  proper,  advisable, desirable, convenient or incidental to the foregoing; provided, however, that such business shall be limited to and conducted in such a manner as to permit the Original Limited Partner at all times to qualify as a REIT, unless the Original Limited Partner voluntarily terminates its REIT status pursuant to its Articles of Incorporation. In connection with the foregoing, and without limiting the Original Limited Partner's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that the Original Limited Partner's current status as a REIT inures to the benefit of all the Partners and not solely to the Original Limited Partner.

It is agreed that each of the foregoing is an ordinary part of the Partnership's business and affairs. Property may be acquired subject to, or by assuming, the liens, encumbrances, and other title exceptions which affect such Property. The Partnership may also be a partner (general or limited) in partnerships (general or limited), a venturer in joint ventures, a shareholder in corporations, a member in limited liability companies or an investor in any other type of business entity created to accomplish all or any of the foregoing.

     B. The Partnership purposes may be accomplished by taking any action which is not prohibited under the Act and which is related to the acquisition, ownership, development, improvement, operation, management, financing, leasing, exchanging, selling or otherwise encumbering or disposing of all or any portion of the assets of the Partnership, or any interest therein.

     C. Each Limited Partner understands and acknowledges that the Original Limited Partner has elected to be treated as a REIT under Code Section 856. Each Limited Partner further understands and acknowledges that in order to maintain its status as a REIT, the

Original Limited Partner must comply with numerous and complex rules and regulations set forth in the Code and the Regulations, many of which are applied on a quarterly and/or annual basis (the "REIT Requirements"), and that the management and operation of the Partnership will have a material effect on the ability of the Original Limited Partner to continue to maintain its status as a REIT. Accordingly, notwithstanding any other provision of this Agreement or any non-mandatory provision of the Act, the Partnership shall not take any action which (or fail to take any action, the omission of which) (i) could adversely affect the ability of the Original Limited Partner to qualify or continue to qualify as a REIT, (ii) could subject the Original Limited Partner to any additional taxes under Code Section 857 or Code Section 4981 or other potentially adverse consequences under the Code, or (iii) otherwise could cause the Original Limited Partner to violate the REIT Requirements. Each Limited Partner further understands and acknowledges that the General Partner is an affiliate of the Original Limited Partner. In such recognition, notwithstanding any other provision of this Agreement or any non-mandatory provision of the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the General Partner's good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Original Limited Partner to continue to qualify as a REIT or (ii) to avoid the Original Limited Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

     D. Subject to Section 5.1.C and all of the other terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to do any and all acts and things necessary, appropriate, proper, advisable, desirable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire and develop real property, and lease, sell, transfer or otherwise dispose of real property.

                                   ARTICLE VI
                                      TERM

     6.1 Term. The term of the Partnership shall continue until the Partnership is terminated upon the occurrence of an event described in Section 14.1 below or as otherwise required by law.

                                   ARTICLE VII
                                   ALLOCATIONS

     7.1 Profits.

     A. First, after giving effect to the allocations set forth in Sections 7.3 and 7.4, Profits for any fiscal year shall be allocated to the General Partner until the cumulative Profits allocated to the General Partner under this Section 7.1 .A equal the cumulative Losses allocated to the General Partner under Section 7.2.B.

     B. Next, after giving effect to the allocations set forth in Sections 7.3 and 7.4, Profits for any fiscal year shall be allocated among the Partners in proportion to their respective Partnership Interests.

     C. In the event that the Partnership issues additional Partnership Interests to the General Partner or any Limited Partner pursuant to Section 3.2 hereof, the General Partner shall make such revisions to this Section 7.1 as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests, including, but not limited to, making special allocations of Profits and Losses and other Partnership items to certain classes of Partnership Interests.

     7.2 Losses.

     A. After giving effect to the special allocations set forth in Sections 7.3 and 7.4, Losses for any fiscal year shall be allocated among the Partners in proportion to their respective Partnership Interests.

     B. The Losses allocated pursuant to Section 7.2.A above shall not exceed the maximum amount of Losses that can be so allocated without causing any Limited Partner to have an Adjusted Capital Account Deficit at the end of any fiscal year. All Losses in excess of the limitations set forth in this Section 7.2.B shall be allocated to the General Partner.

     C. In the event that the Partnership issues additional Partnership Interests to the General Partner or any Limited Partner pursuant to Section 3.2 hereof, the General Partner shall make such revisions to this Section 7.2 as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests, including, but not limited to, making special allocations of Profits and Losses and other Partnership items to certain classes of Partnership Interests.

     7.3 Special Allocations. The following special allocations shall be made in the following order:

     A. Minimum Gain  Chargeback.  Except as otherwise  provided in  Regulations
Section 1.704-2(f), notwithstanding any other provision of this Article 7, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, determined in accordance with Regulations Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Regulations Sections
1.704-2(f)(6) and 1.704-2(j)(2). This Section 7.3.A is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Regulations and shall be interpreted consistently therewith.

     B. Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1 .704-2(i)(4), notwithstanding any other provision of this
Article 7, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1 .704-2(i)(5), shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1 .704-2(i)(4). The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(i)(2). This Section 7.3.B is intended to comply with the minimum gain chargeback requirement in Regulations Section 1 ..704-2(i)(4) and shall be interpreted consistently therewith.

     C. Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6) and such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this
Section 7.3.C shall be made only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article 7 have been tentatively made, as if this Section 7.3.C were not in this Agreement.

     D. Allocation. In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such Partner is obligated to restore pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1 .704-2(g)(1) and 1 .704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.3.D shall be made only if and to the extent that such Partner would have a deficit Capital Account after all other allocations provided for in this Article 7 have been made as if
Section 7.3.C hereof and this Section 7.3.D were not in the Agreement.

     E. Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year shall be allocated among the Partners in accordance with their respective Partnership Interests.

     F. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations
Section 1 .704-2(i)(1).

     G. Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1 (b)(2)(iv)(m)(2) or Regulations Section

1.704-1 (b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specifically allocated to the Partners in accordance with their respective Partnership Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or the Partner to whom such distribution was made in the event that Regulations Section 1.704-1 (b)(2)(iv)(m)(4) applies.

     7.4 Curative Allocations. The allocations set forth in Sections 7.1.A, 7.2.B, 7.3.A, 7.3.B, 7.3.C, 7.3.D, 7.3.E, 7.3.F, and 7.3.G above (the
"Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Sections 704(b) of the Code. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 7.4. Therefore, notwithstanding any other provision of this Article 7 (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Section 7.1 .B and 7.2.A. In exercising its discretion under this Section 7.4, the General Partner shall take into account future Regulatory Allocations under Section 7.3.A and 7.3.B that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 7.3.F and 7.3.G.

     7.5 Tax Allocations: Code Section 704(c).

     A. Income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for Federal income tax purposes and its initial Gross Asset Value in accordance with any permissible method or methods under Code Section 704(c) and the Regulations thereunder.

     B. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the definition of "Gross Asset Value" contained in Article 2 above, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for Federal income tax purposes and its Gross Asset Value in the same manner or manners permitted under Code Section 704(c) and the Regulations thereunder.

     C. Any elections or other decisions relating to such allocations shall be made by the General Partner using any permissible manner under the Code or the Regulations that the General Partner may elect in its sole discretion. Allocations pursuant to this Section 7.5 are solely for purposes of Federal, state and local taxes and shall not affect, or in any way be taken into account in computing any Partner's Capital Account or share of Profits, Losses, other items or distributions pursuant to any provision in this Agreement.

                                  ARTICLE VIII
                         CASH AVAILABLE FOR DISTRIBUTION

     8.1 Requirement and Characterization of Distribution. The General Partner shall cause the Partnership to distribute quarterly all, or such portion deemed appropriate by the General Partner, of Available Cash generated by the Partnership during such quarter to the Partners who are Partners on the Partnership Record Date with respect to such quarter in accordance with their respective Partnership Interests on such Partnership Record Date. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the qualification of Maxus as an REIT, to distribute Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have any liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated. Notwithstanding the foregoing, the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable Maxus to pay shareholder dividends that will (I) allow Maxus to achieve and maintain qualification as an REIT, and (II) avoid the imposition of any additional taxes under Section 857 or Section 4981 of the Code.

     8.2 Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 11.8 hereof with respect to any allocation, payment or distribution to a Partner shall be treated as amounts distributed to such Partner pursuant to Section 8.1 for all purposes under this Agreement.

     8.3 Distribution In Kind. Pursuant to Section 17-605 of the Act, the General Partner has the authority to make in kind distributions of assets of the Partners. Any such distributions in kind shall be distributed among the Partners in the same manner as set forth in Section 8.1 with respect to Available Cash (provided that distributions in kind made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with
Section 14.2). The General Partner shall determine the fair market value of any assets distributed in kind using such reasonable method of valuation as it may adopt.

     8.4 Right to Limit Distributions. The right of any Partner to receive distributions of any nature pursuant to the terms of this Agreement shall be subject to the terms of any agreement between such Partner and the Partnership limiting, restricting or providing rights of set-off with respect to such distributions.

     8.5 Consent to Allocations and Distributions. Each of the Partners hereby consents to the allocations and distributions provided for in this Agreement.

                                   ARTICLE IX
                            MANAGEMENT OF PARTNERSHIP

     9.1 General Partner. All management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner shall have full power and authority to do all things and perform all acts specified in this Agreement or otherwise deemed necessary of desirable by it to conduct the business of the Partnership, to exercise all Partnership powers and to effectuate the Partnership purposes set forth in Section 5.1 hereof to the extent consistent with allowing Maxus at all times to qualify as a REIT. The General Partner shall be the sole manager of the Partnership business, and shall have the right and power to make all decisions and take any and every action with respect to the property, the business and affairs of the Partnership and shall have all the rights, power and authority generally conferred by law, or necessary, advisable or consistent with accomplishing the purposes of the Partnership. All such decisions or actions made or taken by the General Partner hereunder shall be binding upon all of the Partners and the Partnership. The powers of the General Partner to manage the Partnership business shall include, without limitation, the power and authority to, directly or indirectly:

          (i) operate any business normal or customary for the owner of or investor in commercial property of the type held by the Partnership;

          (ii) perform any and all acts necessary or appropriate to the operation of the Partnership's assets, including, but not limited to, preparing, negotiating, executing and delivering leases and rental agreements with regard to real and personal property owned by the Partnership, preparing applications for rezoning, preparing objections to rezoning of other property and establishing bank accounts in the name of the Partnership;

          (iii) improve, renovate and/or perform construction activities with regard to the properties owned by the Partnership and to retain such contractors, subcontractors and other persons or entities as may be required in connection with such activities;

          (iv) procure and maintain such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partner;

          (v) take and hold all real, personal and mixed property of the Partnership in the name of the Partnership or in the name of a nominee;

          (vi) negotiate, execute and deliver agreements on behalf of and in the name of the Partnership;

          (vii) borrow money (whether on a secured or unsecured basis), finance and refinance the assets of the Partnership or any part thereof or interest therein, and in connection therewith, issue notes, bonds, securities and other undertakings and evidences of indebtedness and documents related thereto (including, without limitation, guaranty, indemnities and similar undertakings to support loans obtained or debt securities issued by the Company) for Partnership purposes (including, without limitation, borrow money to permit the Partnership to make distributions in such amounts as will permit Maxus to avoid the payment of any federal income tax (or excise tax pursuant to Section 4981 of the Code) and to make distributions to its shareholders sufficient to permit Maxus to maintain REIT status);

          (viii) coordinate all accounting and clerical functions of the Partnership and employ such accountants, lawyers, property managers, leasing agents and other management or service personnel as may from time to time be required to carry on the business of the Partnership;

          (ix) acquire any assets, and encumber, sell, assign, transfer, ground lease or otherwise dispose of any or all of the assets of the Partnership, or any part thereof or interest therein;

          (x) form, organize or acquire a debt or equity ownership interest in one or more partnerships, corporations, TRSs, limited liability companies or other business entities upon such terms and conditions as the General Partner deems appropriate and make any capital contributions (in cash or in kind) required pursuant to the organizational documents or subscription agreements relating to any such partnerships, corporations, TRSs, limited liability companies or other business entities; and

          (xi) establish the date for the purpose of making any proper determination in connection with, but not limited to, the following matters: (a) which Partners are entitled to receive distributions, (b) consent to any matter for which the consent of Partners is permitted or required under any provision hereof, or (c) otherwise when Partners are allocated rights hereunder.

     In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

     9.2 Limitations on Power and Authority of Partners. Notwithstanding the powers of the General Partner set forth in Section 9.1 above, the General Partner shall not have the right or power to do any of the following unless any such action is approved by a Majority-in-Interest of the Limited Partners:

          (i) do any act in contravention of this Agreement, or any amendment hereto;

          (ii) do any act which would make it impossible to carry on the ordinary business the Partnership, except to the extent that such act is specifically permitted by the terms hereof (it being understood and agreed that a sale of any or all of the assets of the Partnership, for example, would be an ordinary part of the Partnership's business and affairs and is specifically permitted hereby); or

          (iii) confess a judgment against the Partnership.

     9.3 Limited Partners. The Limited Partners shall have no right or authority to act for or to bind the Partnership and no Limited Partner shall participate in the conduct or control of the Partnership's affairs or business.

     9.4 Liability of General Partner. The General Partner shall not be liable or accountable, in damages or otherwise, to the Partnership or to any other Partner for any error of judgment or for any mistakes of fact or law or for anything which it may do or refrain from doing hereafter in connection with the business and affairs of the Partnership except (i) in the case of fraud or gross negligence, and (ii) for other breaches of this Agreement, but the liability of the General Partner under this clause (ii) shall be limited to its interest in the Partnership as more particularly provided for in Section 9.8. The General Partner shall not have any personal liability for the return of any Limited Partner's Capital Contributions.

     9.5 Indemnity. The Partnership shall indemnify and shall hold the General Partner (and the trustees, managers, officers and directors thereof) harmless from any liability, loss, cost or damage, including without limitation reasonable legal fees and court costs, incurred by it by reason of anything it may do or refrain from doing hereafter for and on behalf of the Partnership or in connection with its business or affairs; provided, however, that the Partnership shall not be required to indemnify the General Partner (or any officer, trustee, manager or director thereof) for any liability, loss, cost or damage which it might incur as a result of its fraud or gross negligence in the performance of its duties hereunder. In addition, the General Partner shall be entitled to reimbursement from the Partnership for any amounts paid by it in satisfaction of indemnification obligations owed by the General Partner to present or former officers, trustees, managers or directors of the General Partner or its predecessors, as provided for in or pursuant to the articles of incorporation of the General Partner. The right of indemnification set forth in this Section 9.5 shall be in addition to any rights to which the person or entity seeking indemnification may otherwise be entitled and shall inure to the benefit of the successors and assigns of any such person or entity. No Partner shall be personally liable with respect to any claim for indemnification pursuant to this Section 9.5, but such claim shall be satisfied solely out of assets of the Partnership.

     9.6 Other Activities of Partners and Agreements with Related Parties. The General Partner shall devote its full-time efforts in furtherance of the Partnership business. It is expressly understood that, except for (i) the Company's ownership of any wholly-owned subsidiary or other entity of the Company which is a partner of a partnership having the Partnership as a partner,
(ii) borrowing (including the issuance of debt securities) where the net proceeds thereof are loaned or contributed to the Partnership, (iii) activities incidental to the Company's status and existence as a real estate investment trust, (iv) the Company's ownership of the General Partner and its interest in the Partnership, (v) the Company's maintenance of and ownership of such bank accounts or similar instruments as it deems necessary to carry out its responsibilities contemplated in the Articles of Incorporation and (vi) such activities as the Board of Directors of the Company determines in good faith should be conducted directly by the Company or its wholly owned subsidiaries, the General Partner and the Company shall conduct all of their activities exclusively through the Partnership and shall not conduct or engage in any way in any other material business activities. Except as may otherwise be agreed to in writing, each Limited Partner, and its affiliates, shall be free to engage in, to conduct or to participate in any business or activity whatsoever, including, without limitation, the acquisition, development, management and exploitation of real and personal property (other than property of the Partnership), without any accountability, liability or obligation whatsoever to the Partnership or to any other Partner, even if such business or activity competes with or is enhanced by the business of the Partnership. The General Partner, in the exercise of its power and authority under this Agreement, may contract and otherwise deal with or otherwise obligate the Partnership to entities in which the Maxus Group or any one or more of the managers, trustees, officers, directors or shareholders of the members of the Maxus Group may have an ownership or other financial interest, whether direct or indirect.

     9.7 Other Matters Concerning the General Partner.

     A. The General Partner shall be protected in relying, acting or refraining from acting on any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been executed or presented by the proper party or parties.

     B. The General Partner may exercise any of the powers granted or perform any of the duties imposed by this Agreement either directly or through agents. The General Partner may consult with counsel, accountants, appraisers, management consultants, investment bankers and other consultants selected by it, each of whom may serve as consultants for the Partnership. An opinion by any consultant on a matter which the General Partner believes to be within its professional or expert competence shall be full and complete protection as to any action taken or omitted by the General Partner based on the opinion and actions taken or omitted in good faith. The General Partner shall not be responsible for the misconduct, negligence, acts or omissions of any consultant or contractor of the Partnership or of the General Partner, and shall assume no obligation other than to use due care in the selection of all consultants and contractors.

     C. No mortgagee, grantee, creditor or any other person dealing with the Partnership shall be required to investigate the authority of the General Partner or secure the approval of or confirmation by any Limited Partner of any act of the General Partner in connection with the conduct of the Partnership's business.

     D. The General Partner may retain such persons or entities as it shall determine (including the members of the Maxus Group or any entity in which the members of the Maxus Group shall have an interest or with which it is affiliated) to provide services to or on behalf of the Partnership. The members of the Maxus Group shall be entitled to reimbursement from the Partnership on a monthly basis for their out-of-pocket expenses (including, without limitation, amounts paid or payable to the General Partner or any entity in which the General Partner shall have an interest or with which it is affiliated) incurred in connection with Partnership business. Such expenses shall be deemed to include without limitation those expenses required in connection with the administration of the Partnership such as the maintenance of Partnership books and records, management of the Partnership property and assets and preparation of information respecting the Partnership needed by the Partners in the preparation of their individual tax returns. The Limited Partners acknowledge that the Maxus Group's main business is the direct and indirect ownership of interests in and operation of the

Partnership, and that all of the Maxus Group's operating expenses (including, without limitation, costs and expenses relating to the formation and continuity of existence of the Maxus Group, costs and expenses associated with compliance with the periodic reporting requirements and all other rules and regulations of the SEC or any other federal, state or local regulatory body, salaries payable to officers and employees of the members of the Maxus Group, fees and expenses payable to directors of the members of the Maxus Group, and all other operating or administrative costs of the Maxus Group) are incurred for the benefit of the Partnership and shall be reimbursed by the Partnership. Such reimbursements shall be in addition to any reimbursement to the Maxus Group as a result of indemnification pursuant to this Agreement. If and to the extent any reimbursements to the Maxus Group are determined for federal income tax purposes not to constitute payment of expenses of the Partnership, the amounts so determined shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

     E. The General Partner may loan to the Partnership the net proceeds of loans obtained or debt securities issued by the Company so long as the terms of such loan to the Partnership are substantially equivalent to the corresponding loan obtained or debt securities issued by the Company.

     F. Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of Maxus to achieve or maintain qualification as a REIT or (ii) to avoid the incurring by Maxus of any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners, to the extent such approval may be necessary.

     9.8 Partner Exculpation. Except for fraud and gross negligence, no Partner shall have any personal liability whatever, whether to the Partnership or to any other Partner, for the debts or liabilities of the Partnership or its obligations hereunder, and the full recourse of any Partner shall be limited to the interest of that Partner in the Partnership. To the fullest extent permitted by law, no trustee, manager, officer, director or shareholder of the General Partner or the Company shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Without limitation of the foregoing, and except for fraud and gross negligence, no property or assets of any Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partners and arising out of, or in connection with, this Agreement. This Agreement is executed by the trustees, trust managers, members, officers or partners of each Partner solely as trustees, trust managers, members, officers or partners of the same and not in their own individual capacities. No advisor, trustee, trust manager, member, director, officer, partner, employee, beneficiary, shareholder, participant or agent of any Partner (or of any partner of a Partner) shall be personally liable in any matter or to any extent under or in connection with this Agreement, and the Partnership, each

Partner and their respective successors and assigns shall look solely to the interest of the other Partner in the Partnership for the payment of any claim or for any performance hereunder.

     9.9 General Partner Expenses and Liabilities. All costs and expenses incurred by the General Partner in connection with its activities as the General Partner hereunder, all costs and expenses incurred by the Company in connection with its continued existence, qualification as a real estate investment trust under the Code and otherwise, and all other liabilities incurred or suffered by the General Partner in connection with the pursuit of its business and affairs as contemplated hereunder and in connection herewith, shall be paid (or reimbursed to the General Partner or the Company, if paid by the General Partner or the Company) by the Partnership.

                                    ARTICLE X
                                     BANKING

     10.1 Banking. The funds of the Partnership shall be kept in accounts designated by the General Partner and all withdrawals therefrom shall be made on such signature or signatures as shall be designated by the General Partner.

                                   ARTICLE XI
                                   ACCOUNTING

     11.1 Fiscal Year. The fiscal year and taxable year of the Partnership (the "fiscal year") shall end on the last day of December of each year.

     11.2 Books of Account. The Partnership books of account shall be maintained at the principal office designated in Article 4 or at such other locations and by such person or persons as may be designated by the General Partner. The Partnership shall pay the expense of maintaining its books of account. Each Partner shall have, during reasonable business hours and upon reasonable prior notice, access to the books of the Partnership and in addition, at its expense, shall have the right to copy such books. The General Partner, at the expense of the Partnership, shall cause to be prepared and distributed to the Partners annual financial data sufficient to reflect the status and operations of the Partnership and its assets and to enable each Partner to file its federal income tax return.

     11.3 Method of Accounting. The Partnership books of account shall be maintained and kept, and its income, gains, losses and deductions shall be accounted for, in accordance with sound principles of accounting consistently applied, or such other method of accounting as may be adopted hereafter by the General Partner. All elections and options available to the Partnership for Federal or state income tax purposes shall be taken or rejected by the Partnership in the sole discretion of the General Partner.

     11.4 Section 754 Election. In case of a distribution of property made in the manner provided in Section 734 of the Code (or any similar provision enacted in lieu thereof), or in the case of a transfer of any interest in the Partnership permitted by this Agreement made in the manner provided in Section 743 of the Code (or any similar provision enacted in lieu thereof), the General Partner, on behalf of the Partnership, will file an election under Section 754 of the

Code (or any similar provision enacted in lieu thereof) in accordance with the procedures set forth in the applicable Regulations.

     11.5 Tax Matters Partner. The General Partner is hereby designated the Tax Matters Partner (hereinafter referred to as the "TMP") of the Partnership and shall have all rights and obligations of the TMP under the Code.

     11.6 Administrative Adjustments. If the TMP receives notice of a Final Partnership Administrative Adjustment (the "FPAA") or if a request for an administrative adjustment made by the TMP is not allowed by the United States Internal Revenue Service (the "IRS") and the IRS does not notify the TMP of the beginning of an administrative proceeding with respect to the Partnership's taxable year to which such request relates (or if the IRS so notifies the TMP but fails to mail a timely notice of an FPAA), the TMP may, but shall not be obligated to, petition a Court for readjustment of partnership items. In the case of notice of an FPAA, if the TMP determines that the United States District Court or Claims Court is the most appropriate forum for such a petition, the TMP shall notify each person who was a Partner at any time during the Partnership's taxable year to which the IRS notice relates of the approximate amount by which its tax liability would be increased (based on such assumptions as the IMP may in good faith make) if the treatment of partnership items on his return was made consistent with the treatment of partnership items on the Partnership's return, as adjusted by the FPAA. Unless each such person deposits with the TMP, for deposit with IRS, the approximate amount of his increased tax liability, together with a written agreement to make additional deposits if required to satisfy the jurisdictional requirements of the Court, within thirty days after the TMP's notice to such person, the TMP shall not file a petition in such Court. Instead, the TMP may, but shall not be obligated to, file a petition in the United States Tax Court.

     11.7 Organizational Expenses. The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60)-month period as provided in Section 709 of the Code.

     11.8 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner, or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partners Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section

11.8. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 11.8 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and, until repayment of such loan, shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE XII
                                    TRANSFERS

     12.1 Transfers of Partnership Interests.

     A. General Partner.

          (i) The General Partner may not withdraw from the Partnership or transfer all or a portion of its interest in the Partnership without the consent of a Majority-in-Interest of the Limited Partners unless the transfer of such interest is to an Affiliate of the General Partner.

          (ii) In the event of any merger, consolidation or other combination of Maxus with or into another Person, the Partnership shall continue as a separate entity and the Limited Partners will have redemption rights with respect to the ownership interests in the new entity that are substantially equivalent to the Redemption Rights provided for in this Agreement.

          (iii) Maxus may liquidate the General Partner.

          B. Limited Partner.

          (i) No Limited Partner shall, without the prior written consent of the General Partner (which consent may be given or withheld in the sole discretion of the General Partner), sell, assign, distribute give, pledge, encumber, hypothecate, mortgage, exchange or otherwise transfer (a "Transfer") all or any part of his interest in the Partnership, except (w) by operation of law, testamentary disposition, gift (outright or in trust) or by sale, in each case to or for the benefit of his parent(s), spouse or descendants, (x) pledges or other collateral transfers effected by a Limited Partner to secure the repayment of a loan or other obligation; provided however, that each such pledgee shall agree in writing, concurrent with such pledge or other collateral transfer, to (i) subordinate its rights with respect to the pledged interest to any and all rights granted by the pledging Limited Partner to the Partnership, whether or not such rights constitute perfected security interests in favor of the Partnership, including, without limitation, any rights to withhold, restrict or offset distributions in respect of such pledged interest under the terms of any agreement between the Partnership and the pledging Limited Partner, and
     (ii) defer the exercise of its rights as a secured creditor to realize upon the collateral in the case of an event of default until the expiration of one-year from the Issuance Date with regard to the Partnership Units which constitute such collateral, (y) the transfer of Partnership Units to Maxus for REIT Shares, pursuant to Section 12.2.B below, and (z) the distribution of Partnership Units by a Limited Partner to any of its direct or indirect constituent partners or owners. Notwithstanding the foregoing, each such transfer shall be subject to compliance with restrictions on transferability contained in the Articles of Incorporation, Section 1.3 of this Agreement and/or any applicable agreement executed by the transferor as well as compliance with applicable Federal and state securities laws; the General Partner reserves the right to require an opinion of counsel regarding such matters in form and substance reasonably acceptable to the General Partner as a condition to any such Transfer. A Limited Partner shall notify the General Partner of any Transfer of beneficial interest or other interest which occurs without a transfer of record ownership, as well as any pledge or other collateral transfer. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement. A Limited Partner shall not be permitted to retire or withdraw from the Partnership except as expressly permitted by this Agreement. Any transferee of a Limited Partnership Interest in the Partnership shall also become the owner of any Partnership Units associated with such interest and shall be entitled to exercise the Redemption Rights with respect to such Partnership Units.

          (ii) Notwithstanding any other provision of this Agreement to the contrary, the General Partner may prohibit any transfer otherwise permitted under this Section 12.1 .B by a Limited Partner of its Partnership Interest if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interest.

          (iii) Notwithstanding any other provision of this Agreement to the contrary, no transfer by a Limited Partner of its Partnership Interest may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation for federal income tax purposes, or result in a termination of the Partnership for federal income tax purposes,
     (ii) in the opinion of the legal counsel for the Partnership, it would adversely affect the ability of Maxus to continue to qualify as a REIT or subject Maxus to any additional taxes under Section 857 or Section 4981 of the Code or violate any restrictions on ownership of securities of the Company set forth in the Articles of Incorporation, or (iii) the General Partner determines that such transfer is effectuated through or, together with other similar transfers, could result in the creation of an "established securities market" or a "secondary market (or the substantial equivalent thereof)" or otherwise increase the likelihood that the Partnership would be treated as a "publicly traded partnership" within the meaning of Code Section 7704 and the related Notice 88-75, 1988-2 C.B.386, and Treasury Regulations Section 1.7704-1.

          (iv) Notwithstanding any other provision of this Agreement to the contrary, no transfer by a Limited Partner of its Partnership Interest may be made (i) to any Person who lacks the legal right, power or capacity to own a Partnership Interest, (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against an asset of the Partnership, (iii) in violation of applicable law, or (iv) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor regulations section 25 10.2-101.

     C. Admission Adjustments. The General Partner shall, when necessary, cause this Agreement to be amended from time to time (and shall cause Schedule A to be revised), to reflect the admission or withdrawal of Partners, and the issuance, conversion and redemption of any Partnership Units (including the corresponding adjustment to Partnership Interests).

     D. Transfers to Lenders. Notwithstanding any other provision of this Agreement to the contrary, no transfer of any Partnership Interests or Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion, provided that as a condition to such consent being granted the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem for the Cash Amount or the REIT Shares Amount any Partnership Units in which a security interest is held, simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

     12.2 Redemption Rights.

     A. On or after the date which is one year after the Issuance Date with respect to a Partnership Unit, the owner of the Partnership Unit shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to the Cash Amount. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if Maxus elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 12.2.B. If Maxus elects to pay all or any portion of the consideration to a Redeeming Partner in cash pursuant to Section 12.2.B, the Maxus Group agrees to use its best efforts to raise any required funds as quickly as possible after receipt of the Notice of Redemption.

     B. Notwithstanding the provisions of Section 12.2.A, a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to Maxus, and Maxus may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either (i) cash equal to the Cash Amount or (ii) the REIT Shares Amount, or (iii) any combination of the Cash Amount or the REIT Shares Amount, as elected by Maxus in its sole and absolute discretion, on the Specified Redemption Date.

     C. Notwithstanding anything to the contrary contained in Section 12.2.B above, to the extent that the delivery of REIT Shares to a Redeeming Partner pursuant to Section 12.2B above would cause a Redeeming Partner to violate the applicable "Ownership Limit" or violate any other limitation set forth in the Articles of Incorporation, Maxus will not deliver REIT Shares to such Redeeming Partner but may, in its sole and absolute discretion, elect to either (1) pay the consideration to a Redeeming Partner in the form of the Cash Amount, or (2) refuse, in whole or in part, to accept the Notice of Redemption.

     D. No Limited Partner may deliver to the General Partner more than four Notices of Redemption during each calendar year. In addition, a Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units or, if such Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distribution paid with respect to Partnership Units if the Record Date for such distribution is on or after the Specified Redemption Date.

     E. No Limited Partner shall, by virtue of being the holder of one or more Partnership Units be deemed to be a shareholder of or have any other interest in the Company.

     12.3 Covenants Relating to the Redemption Rights.

     A. Maxus shall at all times reserve for issuance such number of REIT Shares as may be necessary to enable it to issue such REIT Shares in full satisfaction of the Redemption Rights with respect to all Partnership Units which are from time to time outstanding.

     B. As long as Maxus shall be obligated to file periodic reports under the Exchange Act, Maxus shall attempt to file such reports in such manner as shall enable any recipient of REIT Shares issued pursuant to Section 12.2 in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

     C. In the event that Maxus issues any preferred stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares ("New Securities") to Persons other than to all holders of REIT Shares (i) the General Partner shall cause the Partnership to issue to Maxus preferred equity ownership interests or rights, options, warrants or convertible or exchangeable securities of the Partnership ("New Interests") having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities, and (ii) Maxus will contribute the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership. The Partners hereby acknowledge and agree that the proceeds received by Maxus in exchange for the issuance of New Securities may be cash or real property or an interest therein. If any New Securities are subsequently converted or exchanged for REIT Shares, (i) Maxus shall, as of the date on which the conversion or exchange is consummated, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 3.2.A hereof an amount equal to the Value (computed as of the Business Day immediately preceding the date on which such conversion or exchange of the New Securities is consummated) of the REIT Shares delivered by Maxus to such holder of New Securities, and (ii) the Partnership Interests of Maxus and the other Limited Partners shall be adjusted as set forth in Section 3.2. The number of Partnership Units held by the Limited Partners shall not be decreased in connection with the issuance of any New Securities or in connection with any subsequent conversion or exchange of any New Securities for REIT Shares.

     D. Each Limited Partner and Assignee covenants and agrees that all Partnership Units delivered to Maxus for exchange pursuant to Section 12.2.B hereof shall be delivered to Maxus free and clear of all Liens and, notwithstanding anything herein contained to the contrary, Maxus shall be under no obligation to acquire Partnership Units which are or may be subject to any Liens. Each Limited Partner and Assignee further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Partnership Units to Maxus, such Limited Partner or Assignee shall assume and pay such transfer tax.

     E. In the event Maxus purchases REIT Shares, then the General Partner shall cause the Partnership to purchase from Maxus a portion of its Partnership Interest on the same terms that Maxus purchased such REIT Shares.

     12.4 Other Matters Relating to the Redemption Rights.

     A. Any Partnership Units transferred to Maxus or the Partnership in connection with the exercise of the Redemption Rights shall be canceled.

     B. Upon any transfer of Partnership Units by a Redeeming Partner to Maxus pursuant Section 12.2 above, the Partnership Interest of such Limited Partner or Assignee shall be decreased (and the Partnership Interest of Maxus shall be correspondingly increased) as provided in this Section 12.4.B. The Partnership Interest of such Limited Partner or Assignee subsequent to the redemption event shall be equal to the product of the following: (i) the Partnership Interest of such Limited Partner or Assignee immediately prior to the redemption event, multiplied by (ii) a fraction, the numerator of which is the total Partnership Units owned by such Limited Partner or Assignee immediately after the exchange event, and the denominator of which is the total number of Partnership Units owned by such Limited Partner or Assignee immediately prior to the exchange event. Notwithstanding the foregoing, if a Limited Partner or Assignee owns Partnership Units and also owns Partnership Interests issued pursuant to Section
3.3 or 3.7 above, which Partnership Interests were not associated with Partnership Units, the portion of the Partnership Interest of such Limited Partner or Assignee that represents the Partnership Interests issued pursuant to
Section 3.3 or 3.7 shall not be subject to reduction pursuant to the provisions of this Section 12.4.

     12.5 Substituted Limited Partners.

     A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in its place without the consent of the General Partner, which consent may be granted or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of a Limited Partnership Interest to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

     B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 12 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

     C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Partnership Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

     D. A successor to all of the General Partner's General Partnership Interest who is proposed to be admitted as a substituted General Partner shall be admitted to the Partnership as the General Partner, effective simultaneously with such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the substituted General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

     E. A Person who makes a Capital Contribution to the Partnership or receives a Limited Partnership Interest pursuant to Section 3.7 hereof shall be admitted to the Partnership as an Additional Limited Partner or Employee Limited Partner, as the case may be, only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 15.1 hereof, and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner or Employee Limited Partner, as the case may be. The admission of any Person as an Additional Limited Partner or Employee Limited Partner, as the case may be, shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

     12.6 Assignees. If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 12.5, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Profits and Losses and any other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Interest transferred to such transferee, but shall not be entitled to vote such Partnership Interest on any matter presented to the Limited Partners for a vote (such Partnership Interest being deemed to have been voted on such matter in the same proportion as all other Partnership Interests held by the Limited Partners are voted). In the event any such transferee desires to make a further transfer of any such Partnership Interest, such transferee shall be subject to all of the provisions of this Article 12 to the same extent and in the same manner as any Limited Partner desiring to make a transfer of a Partnership Interest.

     12.7 General Provisions.

     A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Interest in accordance with this Article 12.

     B. Any Limited Partner who shall transfer all of its Partnership Interest in a permitted transfer pursuant to this Article 12 shall cease to be a Limited Partner.

                                  ARTICLE XIII
                                  NEW PARTNERS

     13.1 Admission of New Partners. The General Partner shall admit to the Partnership as limited partners those persons and entities who are not already Partners in accordance with Section 3.3 of this Agreement.

                                  ARTICLE XIV
             TERMINATION, LIQUIDATION AND DISSOLUTION OF PARTNERSHIP

     14.1 Termination Events. The Partnership shall be dissolved and its affairs wound up in the manner hereinafter provided upon the earliest to occur of the following events:

     A. December 3l, 2100; or

     B. the sale of all or substantially all of the assets of the Partnership;

     C. the agreement of those Partners holding at least a Majority-in-Interest of the Partnership Interests of all of the Partners, determining that the Partnership should be dissolved; or

     D. subject to Section 14.4 below, the entry of a final judgment, order or decree of a court of competent jurisdiction adjudicating as bankrupt either the Partnership or the General Partner, and the expiration without appeal of the period, if any, allowed by applicable law to appeal therefrom.

     14.2 Method of Liquidation. Upon the happening of any of the events specified in Section 14.1 above, the General Partner, or if there be no General Partner, a liquidating trustee selected by a Majority-in-Interest of the Limited Partners (the "Liquidator") shall immediately commence to wind up the Partnership's affairs and shall liquidate the assets of the Partnership as promptly as possible, unless the General Partner, or the Liquidator, shall determine that an immediate sale of Partnership assets would cause undue loss to the Partnership, in which event the liquidation may be deferred for a reasonable time. The Partners shall continue to share cash flow, Profits and Losses during the period of liquidation in the same proportions as before dissolution (subject to Section 14.2.C below). The proceeds from liquidation of the Partnership, including repayment of any debts of Partners to the Partnership, shall be applied in the following order:

     A. Debts of the Partnership, including repayments of principal and interest on loans and advances made by the General Partner above; then

     B. To the establishment of any reserves deemed necessary or appropriate by the General Partner, or the Liquidator, for any contingent or unforeseen liabilities or obligations of the Partnership. Such reserves established hereunder shall be held for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the General Partner or the Liquidator deems advisable, the balance of such reserves shall be distributed in the manner provided hereinafter in this Section
14.2 as though such reserves had been distributed contemporaneously with the other funds distributed hereunder; and then

     C. To the Partners in  accordance  with their  respective  Capital  Account
balances,   after  giving  effect  to  all   contributions,   distributions  and
allocations for all periods.

     14.3 Date of Termination. The Partnership shall be terminated when all notes received in connection with the disposition of the Partnership assets have been paid and all of the cash or property available for application and distribution under Section 14.2 above (including reserves) shall have been applied and distributed in accordance therewith.

     14.4 Reconstitution Upon Bankruptcy.

     A.  Notwithstanding  any dissolution of the Partnership under clause (D) of
Section 14.1 above,  if the  Partnership is  reconstituted  as set forth in this
Section 14.4, then the business of the Partnership shall be continued with the Partnership's property and the Partnership's assets shall not be liquidated.

     B. If the Partnership is dissolved by reason of the bankruptcy of the General Partner, a successor general partner may be admitted within 90 days after the dissolution, effective as of the date of dissolution, as the General Partner hereunder, with the written consent of a Majority-in-Interest of the Limited Partners. Upon the admission of such successor general partner, without any further consent or approval of any other Partner, the Partnership shall be reconstituted as a successor limited partnership.

     C. If the Partnership is dissolved by reason of the bankruptcy of the Partnership in a proceeding for the reorganization (and not the liquidation) of the Partnership, then, with the consent of the Company and a
Majority-in-Interest of the Limited Partners, the Partnership may be reconstituted within 90 days after dissolution, effective as of the date of dissolution, whereupon the Partnership shall be reconstituted as a successor limited partnership.

     D. The successor limited partnership reconstituted in accordance with the foregoing provisions of this Section 14.4 shall continue the business of the Partnership with the

Partnership's property. The Percentage Interests of the Partners in the successor limited partnership shall be in proportion to their respective Percentage Interests in the dissolved Partnership. Such successor limited partnership shall be governed by the terms and provisions of this Agreement and references in this Agreement to the Partnership or to the Partners or their rights and obligations shall be understood to comprehend such successor limited partnership and the Partners thereof and their rights and obligations.

     14.5 Death, Legal Incompetency, Etc. of a Limited Partner. The death, legal competency, Incapacity, insolvency, dissolution or bankruptcy of a Limited Partner shall not dissolve or terminate the Partnership. Upon the death or Incapacity of an individual Limited Partner, such individual Limited Partner's interest in the Partnership shall be transferred either by will, the laws of intestacy or otherwise to the legal representative or successor of such individual Limited Partner.

                                   ARTICLE XV
                                POWER OF ATTORNEY

     15.1 Power of Attorney.

     A. Each Limited Partner constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

          (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments that the General Partner or the Liquidator deems appropriate or necessary to qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement made in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or Liquidator, as the case may be, deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (d) all instruments relating to the Capital Contribution of any Partner or the admission, withdrawal, removal or substitution of any Partner made pursuant to the terms of this Agreement; and

          (ii) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article 16 hereof or as may be otherwise expressly provided for in this Agreement.

          B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or the transfer of all or any portion of such Limited Partner's Partnership
     Interest and shall extend to such Limited Partner's heirs, successors, assigns and personal representatives. Each such Limited Partner hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

                                   ARTICLE XVI
                                    AMENDMENT

          16.1 Amendment of Agreement.

     A. Amendments to this Agreement may be proposed by the General Partner. Each Limited Partner, by his execution of or joinder in this Agreement, hereby irrevocably appoints the General Partner with power of substitution, as his true and lawful attorney coupled with an interest, in his name, place and stead to amend this Agreement in any respect other than:

          (i) to enlarge the obligation of any Partner to make contributions to the capital of the Partnership; or

          (ii) except as otherwise provided for in this Agreement or as required by law, to modify the allocation of Profits or Losses or distributions among the Partners as provided for in Articles 7 and 8 above, respectively; or

          (iii) to amend this Section 16.

     B. With respect to amendments regarding Section 16.A(ii), this Agreement may be amended with the written consent of the Company and those Limited Partners holding not less than 51% of the aggregate of Partnership Interests held by all Limited Partners.

     C. With respect to amendments regarding Section 1 6.A(i), this Agreement may be amended only with the written consent of the General Partner and any Partner adversely affected by such amendment. With respect to amendments regarding Section 16.A(iii) this Agreement may be amended only with the written consent of all Partners. In the event this

Agreement shall be amended pursuant to this Article 16, the General Partner shall cause this Agreement to be amended to reflect the amendment.

                                  ARTICLE XVII
                                  MISCELLANEOUS

     17.1 Notices. Any notice, election or other communication provided for or required by this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or by telecopy or other facsimile transmission or by other electronic means, the first business day after sent by overnight courier (such as Federal Express), or on the second business day after deposit in the United States Mail, certified or registered, return receipt requested, postage prepaid, properly addressed to the Partner to whom such notice is intended to be given at the address for the Partner set forth on Schedule A of this Agreement, or at such other address as such person may have previously furnished in writing to the Partnership and each Partner with copies to:

                           Maxus Realty Trust, Inc.
                           104 Armour Road
                           North Kansas City, Missouri 64113

                           Attention: President

     17.2 Modifications. Except as otherwise provided in this Agreement, no change or modification of this Agreement, nor any waiver of any term or condition in the future, shall be valid or binding upon a Partner unless such change or modification shall be in writing and signed by such Partner.

     17.3 Successors and Assigns. Any person acquiring or claiming an interest in the Partnership, in any manner whatsoever, shall be subject to and bound by all of the terms, conditions and obligations of this Agreement to which his predecessor-in-interest was subject or bound, without regard to whether such a person has executed a counterpart hereof or any other document contemplated hereby. No person, including the legal representative, heir or legatee of a deceased Partner, shall have any rights or obligations greater than those set forth in this Agreement, and no person shall acquire an interest in the Partnership or become a Partner thereof except as expressly permitted by and pursuant to the terms of this Agreement. Subject to the foregoing, and the provisions of Article 12 above, this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, assigns, heirs, legal representatives, executors and administrators.

     17.4 Duplicate Originals. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

     17.5 Construction. The titles of the Articles, Sections and subsections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of terms or provisions herein.

     17.6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

     17.7 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as, in opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out the Partnership as provided for by this Agreement.

     17.8 General Partner with Interest as Limited Partner. If the General Partner ever has an interest as a Limited Partner in the Partnership, the General Partner shall, with respect to such interest, enjoy all of the rights and be subject to all of the obligations and duties of a Limited Partner.

     17.9 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     17.10 Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

     17.11 Prior Agreements Superseded. This Agreement and those certain Contribution and Exchange Agreements, Agreements Regarding Property Matters and Leases entered into and executed by and among the Partnership, the Limited Partners and certain affiliates of the Limited Partners supersede any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the subject matter contained herein and therein and contain the entire understanding amongst the Partners with respect thereto.

     17.12  No  Third  Party  Beneficiary.  The  terms  and  provisions  of this
Agreement are for the exclusive use and benefit of General Partner and the Limited Partners and shall not inure to the benefit of any other person or entity.

     17.13 Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any Partner to complain of any act or failure to act on the part of any other Partner or to declare any other Partner in default, irrespective of how long such failure continues, shall not constitute a waiver by such Partner of its rights hereunder.

     17.14 Time of Essence. Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.

                                 ARTICLE XVIII
                     PARTNER REPRESENTATIONS AND WARRANTIES

     18.1 Representations and Warranties.

     A. Each Partner represents and warrants severally and not jointly, and solely on behalf of itself, to the Partnership and the other Partners as follows:

          (i) Organization. If such Partner is not a natural person, such Partner is duly formed and validly existing and is qualified to do business and in good standing in the jurisdictions in which it does business.

          (ii) Due Authorization: Binding Agreement. This Agreement has been duly executed and delivered by such Partner, or an authorized representative of such Partner, and constitutes a legal, valid and binding obligation of such Partner, enforceable against such Partner in accordance with the terms hereof.

          (iii) Consents and Approvals. No consent., waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by such Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

          (iv) No Conflict with Other Documents or Violation of Law. The execution of this Agreement by such Partner and such Partner's performance of the transactions contemplated herein will not violate any document, instrument, agreement, stipulation, judgment, order, or any applicable federal, state or local law, ordinance or regulation to which such Partner is a party or by which such Partner is bound.

          B. Each Limited Partner represents and warrants that its Limited Partnership Interest is being acquired for its own account and not with a view to the distribution or other sale thereof, except in a transaction which is exempt from registration under the Securities Act or registered thereunder. Any distribution or other sale of the Limited Partnership Interest of such Limited Partner shall be subject to the provisions of
     Section 12 hereof. If required to be an Accredited Investor as defined by the SEC, such Limited Partner further represents and warrants to the Partnership and the other Partners as follows:

               (i) If such Limited Partner is a corporation, partnership or a Massachusetts business trust or similar business trust, it has not been formed for the specific purpose of acquiring the Limited Partnership Interest;

               (ii) If such Limited Partner is an individual, he or she had an individual income in excess of $200,000 in each of the two most recent tax years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching at least the same income level in the current year;

               (iii) Such Limited Partner is a sophisticated investor with the capacity to protect its own interests in investments of this nature, and is capable of evaluating the merits and risks of an investment in the Limited Partnership Interest;

               (iv) Such Limited Partner has had an opportunity to ask questions and receive answers concerning the investment in the Limited Partnership Interest, and has all of the information deemed by it to be necessary or appropriate to evaluate the investment in the Limited Partnership Interest and the risks and merits thereof

               (v) Such Limited Partner is aware of the following:

                    (a) An  investment  in the Limited  Partnership  Interest is speculative, with no assurance of any income therefrom;

                    (b) No  federal  or state  agency  has made any  finding  or determination as to the fairness of the acquisition, or any recommendation or endorsement of such acquisition;

                    (c) Transferability of the Limited  Partnership  Interest is
               restricted and, accordingly, it may not be possible for such Limited Partner to liquidate the Limited Partnership Interest in case of emergency; and

                    (d) With respect to the tax aspects of an  investment in the
               Limited Partnership Interest, such Limited Partner in making this acquisition is not relying to any degree upon the advice of Maxus or the Partnership, or any Person affiliated therewith, but rather solely upon its own legal, financial and tax advisors.















                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been executed and sworn to as of the day and year first above written by the General Partner and the undersigned Limited Partners.


                                            GENERAL PARTNER:

                                            MAXUS REALTY GP, INC., a Delaware
                                            corporation


                                            By:    /s/ Danley K. Sheldon
                                                   ---------------------
                                            Name:  Danley K. Sheldon
                                            Title: President


                                            LIMITED PARTNERS:

                                            MAXUS REALTY TRUST, INC., a Missouri
                                            corporation


                                            By:    /s/ Danley K. Sheldon
                                                   ---------------------
                                            Name:  Danley K. Sheldon
                                            Title: President/C.E.O./Trustee

                                   SCHEDULE A

              Partners' Capital Accounts and Partnership Interests

Name & Address of Partners               Partnership Units       Partnership Interest       Capital Contribution

General Partner:
     Maxus Realty GP, Inc.                         0                     .001%                        $1
     104 Armour Road
     North Kansas City, MO 64116

Limited Partners:
     Maxus Realty Trust, Inc.                      0                   99.999%                       $99
     104 Armour Road
     North Kansas City, MO  64116

